June 29, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Tax-Exempt Money Fund, Inc.
 File Nos.: 002-67029/811-3055
 Post-Effective Amendment No.: 41

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling LLP
Shearman & Sterling LLP

June 29, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Tax-Free Income Fund, Inc.
 File Nos.: 002-57265/811-2684
 Post-Effective Amendment No.: 52

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling LLP
Shearman & Sterling LLP

June 29, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Tax-Free High Yield Fund, Inc.
 File Nos.: 002-94641/811-4163
 Post-Effective Amendment No.: 27

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling LLP
Shearman & Sterling LLP

June 29, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.
 File Nos.: 033-49117/811-7051
 Post-Effective Amendment No.: 15

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling LLP
Shearman & Sterling LLP

June 29, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
 File Nos.: 002-87059/811-3872
 Post-Effective Amendment No.: 33

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling LLP
Shearman & Sterling LLP